                                                      Gartmore Total Return Fund

                                                    (formerly "Nationwide Fund")




As with all mutual funds, the
Securities and Exchange
Commission has not approved
or disapproved this Fund's
shares or determined whether
this prospectus is complete or
accurate. To state otherwise
is a crime.
                                   PROSPECTUS               September 4  2001
                                                            (as revised October
                                                            15, 2001)






["Nationwide Logo"]

         TABLE OF CONTENTS

FUND SUMMARY.................................................................  2
Objective and Principal Strategies............................................ 3
Principal Risks............................................................... 3
Performance................................................................... 4
Fees and Expenses............................................................. 5

MORE ABOUT THE FUND........................................................... 6
Principal Investments and Techniques.......................................... 6

MANAGEMENT.................................................................... 7
Investment Adviser............................................................ 7
Portfolio Managers............................................................ 7

BUYING, SELLING AND EXCHANGING FUND SHARES.................................... 8
Choosing a Share Class........................................................ 8
Buying Shares................................................................. 9
Selling Shares............................................................... 13
Distribution Plan............................................................ 15
Exchanging Shares............................................................ 15

DISTRIBUTIONS AND TAXES...................................................... 17
Distributions of Income Dividends............................................ 17
Distributions of Capital Gains............................................... 17
Reinvesting Distributions.................................................... 17
State and Local Taxes........................................................ 17
Selling Fund Shares.......................................................... 17
Exchanging Fund Shares....................................................... 17

FINANCIAL HIGHLIGHTS......................................................... 18

ADDITIONAL INFORMATION............................................... BACK COVER

         FUND SUMMARY
This prospectus provides information about the Gartmore Total Return Fund (the "Fund") (formerly the "Nationwide Fund"). The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page 6. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

The Fund has five different share classes:

          - Class A
          - Class B
          - Class C
          - Class D
          - Institutional Service Class
Effective March 1, 2001, the Nationwide Fund will be known as the GARTMORE TOTAL RETURN FUND. This prospectus reflects the name change.

The Fund's management, strategy, and investment objective remain the same.


The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page 8.

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks total return through a flexible combination of current income and capital appreciation.
To achieve its objective, the Fund invests primarily in common stocks and convertible securities. The portfolio
                                       manager generally considers the following factors when choosing companies to purchase:
                                       - above average revenue growth,
                                       - consistent earnings growth,
                                       - above average earnings growth, or
                                       - attractive valuation.

It usually will sell securities if:

- The price of the security is overvalued.

- The company's earnings are consistently lower than expected.

- More favorable opportunities are identified.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio managers' ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

For more detailed information about the Fund's investments and risks, see "More About the Fund" on page 6.
TOTAL RETURN
 Generally, total return means a combination of income and capital appreciation. In other words, the Fund looks for stocks and other securities that pay dividends and other income, instead of relying solely on the security's prospects for increasing in value.
 Because, in most cases, a stock is more certain to pay its scheduled dividends than increase in value, a total return approach can help a fund achieve more stable, dependable returns.

         Fund Summary

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS D SHARES(1,2)

[BAR CHART]

                                                                                  %
                                                                                 ----
1991                                                                             30.2
1992                                                                                3
1993                                                                              6.8
1994                                                                              0.6
1995                                                                               30
1996                                                                             23.9
1997                                                                             39.6
1998                                                                             29.6
1999                                                                             -0.2
2000                                                                             -2.3

Best Quarter:       18.50% 2nd qtr. of 1997
Worst Quarter:     -11.24% 3rd qtr. of 1999
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.

(2) The Class D shares year-to-date return for the six months ended June 30, 2001 was -7.94%.

Average annual returns(1) -- as of 12/31/00  1 year    5 years    10 years
--------------------------------------------------------------------------
Class A shares(2)                            -8.13%     15.61%     14.47%
 ..........................................................................
Class B shares(2)                            -6.69%     16.24%     14.90%
 ..........................................................................
Class C shares(3)                            -3.95%     16.83%     15.08%
 ..........................................................................
Class D shares                               -6.69%     15.99%     14.66%
 ..........................................................................
Institutional Service Class(4)               -2.30%     17.06%     15.19%
 ..........................................................................
S&P 500 Index(5)                             -9.11%     18.35%     17.46%

---------------

(1) These returns reflect performance after sales charges and expenses are deducted, and include the performance of the Fund's predecessor prior to May 11, 1998.

(2) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B shares. Had Class A or B shares been in existence for the time periods presented, the performance of Class A and B shares would have been lower as a result of their additional expenses.

(3) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998), and which is the same as the performance shown for the Class D shares through May 11, 1998. In addition, for the period from May 11, 1998 through December 31, 2000 which is prior to the implementation of Class C shares, the performance of Class C shares is based on the performance shown for Class D shares. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been lower as a result of their additional expenses.

(4) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998) and which is the same as the performance shown for the Class D shares through May 11, 1998. In addition, for the period from May 11, 1998 through December 31, 2000, which is prior to the implementation of the Institutional Service Class shares, the performance of the Institutional Service Class shares is based on the performance shown for Class D shares. The returns do not reflect the Institutional Service Class shares' lower estimated expenses.

(5) The Standard & Poor's 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  Shareholder Fees(1)                                             Institutional
(paid directly from your  Class A   Class B   Class C   Class D   Service Class
      investment)         shares    shares    shares    shares       shares
-------------------------------------------------------------------------------
Maximum Sales Charge      5.75%(2)  None      1.00%     4.50%(2)    None
(Load) imposed on
purchases (as a
percentage of offering
price)
 ...............................................................................
Maximum Deferred Sales    None(3)   5.00%(4)  1.00%(5)   None       None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)

   Annual Fund Operating                                             Institutional
         Expenses            Class A   Class B   Class C   Class D   Service Class
(deducted from Fund assets)  shares    shares    shares    shares       shares
----------------------------------------------------------------------------------
Management Fees               0.58%     0.58%     0.58%     0.58%      0.58%
 ..................................................................................
Distribution and/or           0.25%     1.00%     1.00%     None       None
Service (12b-1) Fees
 ..................................................................................
Other Expenses                0.15%     0.15%     0.15%     0.20%      0.11%
----------------------------------------------------------------------------------
TOTAL ANNUAL FUND             0.98%     1.73%     1.73%     0.78%      0.69%
OPERATING EXPENSES

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Front-end Sales Charges" on page 10.

(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A, Class B and Class C shares" beginning on page 13.

(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class A shares               $669     $869     $1,086     $1,707
 .................................................................
Class B shares               $676     $845     $1,139     $1,749
 .................................................................
Class C shares               $374     $639     $1,029     $2,121
 .................................................................
Class D shares               $526     $688     $  864     $1,373
 .................................................................
Institutional Service
Class shares                 $ 70     $221     $  384     $  859

You would pay the following expenses on the same investment if you did not sell your shares(1):

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class B shares               $176     $545     $  939     $1,749
 .................................................................
Class C shares               $274     $639     $1,029     $2,121

---------------

(1) Expenses paid on the same investment in Class A, Class D and Institutional Service Class shares do not change whether or not you sell your shares.

         MORE ABOUT THE FUND

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following additional principal investments and techniques to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities -- also known as convertibles -- including bonds, debentures, notes, preferred stocks and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a rating agency, or they are not rated at all.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, the Fund will not meet its investment objectives and may miss potential market upswings.

         MANAGEMENT

INVESTMENT ADVISER

Villanova Mutual Fund Capital Trust (VMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. VMF was organized in 1999 and advises mutual funds. As of June 30, 2001, VMF and its affiliates had approximately $25 billion in assets under management, including approximately $13 billion managed by VMF.

The Fund, pays VMF a management fee which is based on the Fund's average daily net assets. The management fees paid by the Fund for the fiscal year ended October 31, 2000, expressed as a percentage of the Fund's average daily net assets were 0.58%.

PORTFOLIO MANAGERS

Portfolio Managers: Charles Bath and William H. Miller are co-portfolio managers of the Fund. Mr. Bath has either managed or co-managed the Fund and its predecessor since 1985. Mr. Bath also previously managed the Capital Appreciation Fund of the Nationwide Separate Account Trust (NSAT) from 1992 to March 31, 2000 and currently co-manages the NSAT Total Return Fund. Mr. Bath has been with VMF or its predecessors since 1985.

Mr. Miller began co-managing the Fund and the NSAT Total Return Fund on September 1, 2000. Prior to joining VMF in July 1999, Mr. Miller held the following positions: Senior Portfolio Manager, Putnam Investments (1997-1999); Vice President and Assistant Portfolio Manager, Delaware Management Company (1995-1997).

         BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summary, the Fund offers different share classes to give investors different price and cost options. The Class A, Class B and Class C shares of the Fund are available to all investors; Class D and Institutional Service Class shares are available to a limited group of investors.

The following sales charges will generally apply:

  Front-end Sales Charge when you purchase:

     Class A shares

     Class C shares

     Class D shares

  Contingent Deferred Sales Charge (CDSC)(1):

     Class B shares if you sell your shares within six years of purchase

     Class C shares if you sell your shares within one year of purchase

  No Sales Charges on Institutional Service Class shares

Sales charges are paid to the Fund's distributor (the Distributor), which either retains them or pays them to a selling representative. Nationwide Advisory Services, Inc. is currently the Fund's Distributor. It is anticipated that on or about January 1, 2002, Villanova Distribution Services, Inc. (to be renamed Gartmore Distribution Services, Inc.) will become the Fund's Distributor.

Class A, Class B and Class C shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A, Class D and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of Class A, Class D and Institutional Service Class shares.

If you want lower annual fund expenses, Class A shares (and Class D or Institutional Service Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Fund reserves the right to reject an order of $250,000 or more for Class B shares or $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

      Class A and Class D shares                        Class B shares                               Class C shares
---------------------------------------------------------------------------------------------------------------------------------
Front-end sales charge means that a        No front-end sales charge, so your full      Front-end sales charge means that a
portion of your initial investment goes    investment immediately goes toward buying    portion of your initial investment goes
toward the sales charge, and is not        shares                                       toward the sales charge and is not
invested                                                                                invested. Front-end sales charge on Class
                                                                                        C is lower than Class A and Class D
 .................................................................................................................................

Reductions and waivers of the sales        No reductions of the CDSC available, but     Like Class B shares, no reductions of the
charge available                           waivers available                            CDSC are available, but waivers are
                                                                                        available
 .................................................................................................................................

Lower expenses than Class B and Class C    Higher distribution and service fees than    Higher distribution and service fees than
shares mean higher dividends per share     Class A and Class D shares mean higher       Class A and Class D shares mean higher
                                           fund expenses and lower dividends per        fund expenses and lower dividends per
                                           share                                        share
 .................................................................................................................................

Conversion features are not applicable     After seven years, Class B shares convert    Unlike Class B shares, Class C shares do
                                           into Class A shares, which reduces your      not automatically convert into another
                                           future fund expenses                         class
 .................................................................................................................................

No sales charge when shares are sold       CDSC if shares are sold within six years:    CDSC of 1% is applicable if shares are
back to the Fund(1)                        5% in the first year, 4% in the second,      sold in the first year after purchase
                                           3% in the third and fourth years, 2% in
                                           the fifth, and 1% in the sixth year
 .................................................................................................................................

No maximum investment limit                Investments of $250,000 or more may be       Investments of $1,000,000 or more may be
                                           rejected(2)                                  rejected(3)

---------------

(1) A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.

(2) This limit was calculated based on a seven year holding period.

(3) This limit was calculated based on a one year holding period.

For investors who are eligible to purchase Class D or Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

 WHO CAN BUY CLASS D SHARES

 Class D shares are available for purchase by the following:
  - Investors who received Class D shares of the Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Nationwide Mutual Funds in May 1998 as long as you purchase Class D shares through the same account and in the same capacity
  - Persons eligible to purchase Class D shares without a sales charge as described below or in the SAI

 WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

 The Institutional Service Class shares are available for purchase only by the following:
   - retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and roll-over individual retirement accounts from such plans
   - tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services
   - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
   - registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides
   - life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
     Section 401(a) of the Code.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund, allocable to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not calculate NAV on the following days:

  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Christmas Day
  - Other days when the New York Stock Exchange is not open.

MINIMUM INVESTMENTS --
CLASS A, B AND C SHARES
To open an account                               $1,000

 ......................................................

Through the Automatic Asset
 Accumulation plan per
 transaction                                        $25

 ......................................................

Additional investments                             $100



 MINIMUM INVESTMENTS -- CLASS D
To open an account                                 $250

 ......................................................

Through the Automatic Asset

Accumulation plan per
 transaction                                        $25

 ......................................................

Additional investments                              $25
MINIMUM INVESTMENT --
INSTITUTIONAL SERVICE CLASS SHARES
To open an account (per Fund) $50,000

 ......................................................

Additional investments                             None

 --------------------------------------------------------------

If you purchase shares through an account at a broker, different minimum account requirements may apply.
 These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call
 1-800-848-0920 for more information.

         Buying, Selling and Exchanging Fund Shares

The Fund reserves the right not to determine NAV when:

  - It has not received any orders to purchase, sell or exchange shares.
  - Changes in the value of the Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Villanova SA Capital Trust (VSA), as the Fund's administrator, or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

FRONT-END SALES CHARGES

CLASS A AND CLASS D SHARES

The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                   5.75%             6.10%
 ..................................................................
$50,000 to $99,999                  4.50              4.71
 ..................................................................
$100,000 to $249,999                3.50              3.63
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                2.00              2.04
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 0.25              0.25

CLASS D SHARES

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                   4.50%             4.71%
 ..................................................................
$50,000 to $99,999                  4.00              4.17
 ..................................................................
$100,000 to $249,999                3.00              3.09
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                1.00              1.01
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 None              None

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A FINDERS' FEES

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Fund through a variable insurance product) which are subject to a CDSC as described below, the Fund will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:
  - The purchase of shares must be made by one employer-sponsored retirement plan within a twelve month period from the initial purchase of any Nationwide Mutual Funds (Nationwide Funds) Class A shares.
  - The purchase can be made in any combination of Nationwide Funds.
  - The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable CDSC will be charged as described below).
If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

     - 1.00% for sales of the Nationwide Funds of $1 million and more but less than $3 million.

     - 0.50% for sales of the Nationwide Funds of $3 million and more but less than $50 million.

     - 0.25% for sales of the Nationwide Funds of $50 million or more.

REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

  - An increase in the amount of your investment. The tables above show how the sales charge decreases as the amount of your investment increases.

  - Family Member Discount. Members of your family who live at the same address can combine investments in the Nationwide Funds (except purchases of the Money Market Fund), possibly reducing the sales charge.

  - Lifetime Additional Discount. You can add the value of any of the Nationwide Funds Class A and Class D shares you already own (except the Money Market
    Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.

  - Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A or Class D shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

  - No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

  - Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A AND CLASS D SALES CHARGES

The Class A and Class D sales charges will be waived for the following purchasers:

  - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons. (Class A shares only)

  - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor. (Class A shares only)

  - Any person who pays for the shares with the proceeds of one of the following:

     - Sales of non-Nationwide mutual fund shares

     - Sales of Class A shares of another Nationwide fund when they purchase Class D shares with the proceeds (this waiver only applies for purchasers eligible to purchase Class D shares)

     To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Fund may require evidence that you qualify for this waiver). (Class A and Class D shares)

  - Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code. (Class A shares only).

  - Trustees and retired Trustees of Nationwide Mutual Funds (including its predecessor Trusts). (Class A and Class D shares)

  - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grand-children) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment

         Buying, Selling and Exchanging Fund Shares

    advisory clients of VMF, VSA and their affiliates. (Class A and Class D shares)

  - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperatives, Inc.). (Class A and Class D shares)

Additional investors eligible for sales charge waivers may be found in the SAI.

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charge and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase shares, you may purchase them using one of the methods described below. When you buy shares, be sure to specify the class of shares. If you don't choose a class, your investment will be made in Class A shares. Eligible entities wishing to purchase Institutional Service Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a check or money order made payable to: Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE (NATIONWIDE FUNDS NOW). Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use Nationwide Funds NOW to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download the Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

NATIONWIDE FUNDS NOW                                              1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES

You can sell -- also known as redeeming -- your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances the Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about the Fund's ability to make such a redemption in kind, see the SAI.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE -- CLASS A, CLASS B, CLASS C AND CLASS D SHARES

A signature guarantee is required under the following circumstances:

  - if your account address has changed within the last 10 business days, or

  - if the redemption check is made payable to anyone other than the registered shareholder, or

  - if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or

  - if the proceeds are mailed to any address other than the address of record, or

  - if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:

                        1       2       3       4       5       6           7
     Sale within       year   years   years   years   years   years   years or more
-----------------------------------------------------------------------------------
Sales charge            5%      4%      3%      3%      2%      1%          0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

         Buying, Selling and Exchanging Fund Shares

Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in the Fund through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your Class C shares within the first year after you purchased them.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC you paid into your account. We will also waive the CDSC on Class B or Class C shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer back to the section entitled "Signature Guarantee Class A, Class B, Class C and Class D shares." Eligible entities wishing to sell Institutional Service Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE (NATIONWIDE FUNDS NOW). Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use Nationwide Funds NOW to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.

CAPITAL GAINS TAXES

If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes -- Selling Fund Shares" on page 17.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privileges on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the Customer Service line at 1-800-848-0920. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Fund may record telephone instructions to sell shares. The Fund reserves the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the Fund. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want the Funds to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Fund reserves the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge fee for this service.

ON-LINE. Log on to our website www.nationwidefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES

We may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $250. Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits the Class A, Class B and Class C shares of the Fund to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Fund pay the Distributor compensation which is accrued daily and paid monthly. The Fund shall pay amounts not exceeding an annual amount of:

        FUND/CLASS               AS A % OF DAILY NET ASSETS
----------------------------------------------------------------
Class A shares               0.25% (distribution or service fee)
 ................................................................
Class B shares               1.00% (0.25% service fee)
 ................................................................
Class C shares               1.00% (0.25% service fee)

Class D and Institutional Service Class shares pay no 12b-1 fees.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES
You can exchange the shares you own for shares of another Fund within Nationwide Funds (except the Nationwide Morley Capital Accumulation Fund) so long as they are the same class of shares, both
                                       accounts have the same owner, and your
                                       first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of the Fund for Class A shares of any other fund within the Nationwide Funds, but you cannot exchange Class A shares for Class B, Class C or Class D shares.

Generally, there is no sales charge for exchanges of Class B, Class C, Class D or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange Prime Shares of the Nationwide Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already
CAPITAL GAINS TAXES
 Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes.
 Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see
 "Distribution and Taxes -- Exchanging Fund Shares" on page 17.

         Buying, Selling and Exchanging Fund Shares

been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class D and Institutional Service Class shares of the Fund. If you exchange Class B shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. If you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B (or certain Class A) shares, the time you held the Class B (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC. Class C shares cannot be exchanged into Prime Shares of the Money Market Fund, but there is a waiver of any applicable CDSC at the time you redeem Class C shares and purchase Prime Shares of the Money Market Fund.

The Board of Trustees has approved holding a shareholder meeting for the Prestige Balanced and Prestige International Funds; at the meeting, shareholders of each of these funds will be asked to approve its liquidation. Because it is anticipated that these funds will be liquidated shortly after shareholder approval is obtained, beginning March 1, 2001, you may no longer exchange into the Prestige Balanced or Prestige International Funds.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares -- How to place your purchase order" on page 12 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling Nationwide Funds NOW, our automated voice-response system, or by logging on to our website at www.nationwidefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of the Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, each of the following Nationwide funds may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that fund into another Nationwide fund if you have held those shares for less than 90 days (30 days for the Gartmore Growth 20 Fund):

              FUND                EXCHANGE FEE
              ----                ------------
Gartmore Emerging Markets Fund        2.00%
Gartmore International Growth
  Fund                                2.00%
Gartmore International Small Cap
  Growth Fund                         2.00%
Gartmore Global Leaders Fund          2.00%
Gartmore Global Technology and
  Communications Fund                 2.00%
Gartmore Growth 20 Fund               2.00%
Gartmore Global Health Sciences
  Fund                                2.00%
Gartmore Millennium Growth Fund       1.50%
Gartmore Value Opportunities
  Fund                                1.50%
Nationwide Small Cap Fund             1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee will only apply to shares of the applicable funds acquired, either by purchase or exchange, after June 18, 2001. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTIONS AND TAXES
The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS
Every quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS
If the Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sales of securities exceed any losses from sales), it will generally distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, as are interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS
All income and capital gains distributions will be reinvested in shares of the Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

CHANGING YOUR DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such proceeds.

When withholding is required, the amount will be 30.5%
of your taxable distributions or redemption proceeds for calendar year 2001 after August 6, 2001, 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

STATE AND LOCAL TAXES
Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES
Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, as are interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING FUND SHARES
Exchanging your shares of the Fund for another fund within the Nationwide Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

         FINANCIAL HIGHLIGHTS

              SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). Except for the information for the six months ended April 30, 2001, this information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Trust's annual report, which is available upon request. For the Fund, for 1996, 1997 and 1998 information is for one Class D share outstanding through the periods ended October 31. The table also includes information for the Class A and Class B shares for the period from May 11, 1998 to October 31, 1998 and for the years ended October 31, 1999 and October 31, 2000. Class C shares had not been offered to the public as of October 31, 2000.

                                                                              CLASS A SHARES
                                                         ---------------------------------------------------------
                                                         SIX MONTHS
                                                            ENDED
                                                          APRIL 30,     YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                            2001        OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                         (UNAUDITED)       2000           1999          1998(A)
                                                         -----------    -----------    -----------    ------------
NET ASSET VALUE-BEGINNING OF YEAR                          $ 30.80        $ 32.71        $ 30.30        $ 29.94
                                                           -------        -------        -------        -------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                0.05           0.16           0.17           0.06
  Net realized and unrealized gains (losses) on
     investments                                             (3.07)          0.14           2.84           0.38
                                                           -------        -------        -------        -------
     Total investment activities                             (3.02)          0.30           3.01           0.44
                                                           -------        -------        -------        -------
DISTRIBUTIONS:
  Net investment income                                      (0.07)         (0.17)         (0.11)         (0.08)
  Net realized gains                                         (8.37)         (2.04)         (0.49)            --
                                                           -------        -------        -------        -------
     Total distributions                                     (8.44)         (2.21)         (0.60)         (0.08)
                                                           -------        -------        -------        -------
Net increase (decrease) in net asset value                  (11.46)         (1.91)          2.41           0.36
                                                           -------        -------        -------        -------

NET ASSET VALUE -- END OF PERIOD                           $ 19.34        $ 30.80        $ 32.71        $ 30.30
                                                           =======        =======        =======        =======
Total Return (excluding sales charge)                      (11.67%)(b)      1.25%         10.05%          1.48%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000)                        $93,052        $54,537        $54,223        $19,746
  Ratio of expenses to average net assets                    1.06%(c)       0.98%          0.96%          1.00%(c)
  Ratio of net investment income to average net assets       0.37%(c)       0.54%          0.53%          0.54%(c)
  Portfolio turnover*                                       43.17%         90.01%         13.88%         13.47%

---------------

* Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(a) Shares first offered to public on May 11, 1998. Upon a trust reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.

(b) Not annualized.

(c) Annualized.

                                                                              CLASS B SHARES
                                                         ---------------------------------------------------------
                                                         SIX MONTHS
                                                            ENDED
                                                          APRIL 30,     YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                            2001        OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                         (UNAUDITED)       2000           1999          1998(A)
                                                         -----------    -----------    -----------    ------------
NET ASSET VALUE -- BEGINNING OF YEAR                       $ 30.48        $ 32.45        $ 30.18        $ 29.94
                                                           -------        -------        -------        -------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                               (0.03)         (0.06)         (0.03)            --
  Net realized and unrealized gains (losses) on
     investments                                             (3.07)          0.13           2.79           0.27
                                                           -------        -------        -------        -------
     Total investment activities                             (3.10)          0.07           2.76           0.27
                                                           -------        -------        -------        -------
DISTRIBUTIONS:
  Net investment income                                         --             --             --          (0.03)
  Net realized gains                                         (8.37)         (2.04)         (0.49)            --
                                                           -------        -------        -------        -------
     Total distributions                                     (8.37)         (2.04)         (0.49)         (0.03)
                                                           -------        -------        -------        -------
Net increase (decrease) in net asset value                  (11.47)         (1.97)          2.27           0.24
                                                           -------        -------        -------        -------

NET ASSET VALUE -- END OF PERIOD                           $ 19.01        $ 30.48        $ 32.45        $ 30.18
                                                           =======        =======        =======        =======
Total Return (excluding sales charge)                      (12.13%)(b)      0.48%          9.22%          0.90%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000)                        $42,295        $47,293        $44,994        $13,493
  Ratio of expenses to average net assets                    1.81%(c)       1.73%          1.72%          1.75%(c)
  Ratio of net investment income to average net assets      (0.27%)(c)     (0.20%)        (0.21%)        (0.20%)(c)
  Portfolio turnover*                                       43.17%         90.01%         13.88%         13.47%

---------------

* Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(a) Shares first offered to public on May 11, 1998. Upon a trust reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.

(b) Not annualized.

(c) Annualized.

         Financial Highlights

                                   CLASS C                                      CLASS D SHARES
                                    SHARES       ----------------------------------------------------------------------------
                                 ------------    SIX MONTHS
                                 PERIOD ENDED       ENDED
                                  APRIL 30,       APRIL 30,                        YEARS ENDED OCTOBER 31,
                                   2001(D)          2001         ------------------------------------------------------------
                                 (UNAUDITED)     (UNAUDITED)        2000         1999       1998(A)        1997        1996
                                 ------------    -----------     ----------   ----------   ----------   ----------   --------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                           $ 19.12       $    30.67      $    32.60   $    30.26   $    26.57   $    20.41   $  17.35
                                   -------       ----------      ----------   ----------   ----------   ----------   --------
INVESTMENT ACTIVITIES:
  Net investment income (loss)       (0.01)            0.08            0.23         0.25         0.30         0.31       0.36
  Net realized and unrealized
    gains (losses) on
    investments                      (0.08)           (3.07)           0.12         2.82         6.23         7.44       3.98
                                   -------       ----------      ----------   ----------   ----------   ----------   --------
    Total investment activities      (0.09)           (2.99)           0.35         3.07         6.53         7.75       4.34
                                   -------       ----------      ----------   ----------   ----------   ----------   --------
DISTRIBUTIONS:
  Net investment income                 --            (0.09)          (0.24)       (0.24)       (0.30)       (0.31)     (0.35)
  Net realized gains                    --            (8.37)          (2.04)       (0.49)       (2.54)       (1.28)     (0.93)
                                   -------       ----------      ----------   ----------   ----------   ----------   --------
    Total distributions                 --            (8.46)          (2.28)       (0.73)       (2.84)       (1.59)     (1.28)
                                   -------       ----------      ----------   ----------   ----------   ----------   --------
Net increase (decrease) in net
  asset value                        (0.09)          (11.45)           1.93         2.34         3.69         6.16       3.06
                                   -------       ----------      ----------   ----------   ----------   ----------   --------

NET ASSET VALUE -- END OF
  PERIOD                           $ 19.03       $    19.22      $    30.67   $    32.60   $    30.26   $    26.57   $  20.41
                                   =======       ==========      ==========   ==========   ==========   ==========   ========
Total Return (excluding sales
  charge)                           (0.47%)(b)      (11.61%)(b)       1.40%       10.27%       25.73%       40.17%     26.11%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period
    (000)                          $    41       $1,760,544      $2,085,243   $2,443,493   $2,172,101   $1,448,422   $958,590
  Ratio of expenses to average
    net assets                       1.82%(c)         0.86%(c)        0.78%        0.73%        0.66%        0.60%      0.61%
  Ratio of net investment
    income to average net
    assets                          (0.93%)(c)        0.68%(c)        0.74%        0.78%        1.00%        1.32%      1.89%
  Portfolio turnover*               43.17%           43.17%          90.01%       13.88%       13.47%       14.94%     16.71%

---------------

* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares.

(a) Shares first offered to public on May 11, 1998. Upon a Trust Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.

(b) Not annualized.

(c) Annualized.

(d) For the period from March 1, 2001 (commencement of operations) through April 30, 2001.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Fund. To obtain a document free of charge, contact us at the address or number listed below.

- Statement of Additional Information (incorporated by reference in this Prospectus)

- Annual Reports (which contain a discussion of the market conditions and investment strategies that significantly affected Fund's performance) (as available)

- Semi-Annual Reports (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Family of Funds
P.O. Box 1492
Columbus, Ohio 43216-1492
(614) 428-3278 (fax)

Nationwide Logo

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m.- 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time.))

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-08495

NATIONWIDE FAMILY OF FUNDS
P.O. BOX 1492
COLUMBUS, OHIO 43216-1492

HS-409-10/01